UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2014

Item 1. Schedule of Investments.

Schedule of investments
Delaware Limited-Term Diversified Income Fund	March 31, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Asset-Backed Securities – 0.02%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33 •	213,201	$233,959
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31 •	3,623	3,804
Freddie Mac Structured Pass Through Securities
Series T-30 A5 7.709% 12/25/30 t•	5,647	5,678
SLM Student Loan Trust
Series 2004-4 A4 0.369% 1/25/19 •	4,972	4,957
Total Agency Asset-Backed Securities (cost $226,033)		248,398

Agency Collateralized Mortgage Obligations – 2.53%
E.F. Hutton Trust III
Series 1 A 0.983% 10/25/17 •	794	793
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.99% 2/19/30 •	40,639	46,284
Series 2002-T1 A2 7.00% 11/25/31	93,850	109,941
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	1,180	1,352
Series 2002-W1 2A 6.616% 2/25/42 •	117,464	136,703
Series 2003-52 NA 4.00% 6/25/23	204,618	216,947
Series 2003-120 BL 3.50% 12/25/18	691,598	720,156
Series 2004-36 FA 0.554% 5/25/34 •	507,102	508,052
Series 2004-49 EB 5.00% 7/25/24	61,338	67,364
Series 2005-66 FD 0.454% 7/25/35 •	2,183,233	2,177,468
Series 2005-110 MB 5.50% 9/25/35	25,164	27,077
Series 2006-105 FB 0.574% 11/25/36 •	181,572	181,983
Series 2010-29 PA 4.50% 10/25/38	195,671	200,254
Series 2010-75 NA 4.00% 9/25/28	718,609	750,148
Series 2011-88 AB 2.50% 9/25/26	357,628	365,996
Series 2011-105 FP 0.554% 6/25/41 •	4,085,660	4,071,299
Series 2011-113 MC 4.00% 12/25/40	494,565	506,662
Freddie Mac REMICs
Series 2901 CA 4.50% 11/15/19	261,567	275,034
Series 2931 GC 5.00% 1/15/34	133,098	137,839
Series 3016 FL 0.545% 8/15/35 •	203,691	204,368
Series 3027 DE 5.00% 9/15/25	62,494	68,251
Series 3067 FA 0.505% 11/15/35 •	4,964,088	4,959,064
Series 3173 PE 6.00% 4/15/35	2,951	2,960
Series 3232 KF 0.605% 10/15/36 •	158,673	159,134
Series 3241 FM 0.535% 11/15/36 •	62,628	62,696
Series 3297 BF 0.395% 4/15/37 •	1,498,497	1,492,001
Series 3316 FB 0.455% 8/15/35 •	270,331	269,804
Series 3416 GK 4.00% 7/15/22	1,223	1,248

NQ-022 [3/14] 5/14 (12587)     1

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 3581 PE 4.50% 1/15/39	5,874,951	$6,188,039
Series 3737 NA 3.50% 6/15/25	275,314	288,821
Series 3780 LF 0.555% 3/15/29 •	922,340	923,960
Series 3800 AF 0.655% 2/15/41 •	3,343,434	3,359,094
Series 3803 TF 0.555% 11/15/28 •	840,906	846,169
Series 4163 CW 3.50% 4/15/40	4,387,283	4,528,019
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 t	48,398	56,485
Series T-54 2A 6.50% 2/25/43 t	1,114	1,305
Series T-58 2A 6.50% 9/25/43 t	807,757	910,783
Series T-60 1A4C 4.788% 3/25/44 t•	377,119	379,882
Total Agency Collateralized Mortgage Obligations (cost $35,132,388)		35,203,435

Agency Mortgage-Backed Securities – 6.47%
Fannie Mae
4.00% 9/1/20	4,212,194	4,462,775
6.50% 8/1/17	38,903	40,797
9.00% 11/1/15	30,297	31,358
10.00% 10/1/30	99,770	112,597
10.50% 6/1/30	26,447	27,143
Fannie Mae ARM
2.235% 9/1/38 •	2,497,764	2,661,589
2.274% 12/1/33 •	166,772	175,060
2.274% 3/1/38 •	9,157	9,717
2.292% 8/1/34 •	174,692	186,364
2.388% 11/1/35 •	593,731	629,090
2.416% 8/1/36 •	54,742	58,786
2.417% 4/1/36 •	7,346	7,778
2.44% 11/1/35 •	62,048	65,826
2.489% 4/1/36 •	43,979	47,055
2.49% 7/1/36 •	136,758	148,108
2.515% 6/1/36 •	229,850	250,187
2.518% 7/1/36 •	118,118	129,043
2.527% 6/1/34 •	112,735	120,281
2.586% 4/1/36 •	747,168	795,450
3.454% 1/1/41 •	286,006	298,474
3.567% 11/1/39 •	415,726	446,063
4.543% 11/1/39 •	2,861,349	3,063,868
5.142% 8/1/35 •	37,928	40,850
Fannie Mae FHAVA
7.50% 3/1/25	2,637	2,645
10.00% 1/1/19	35,614	36,217

2     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
3.00% 11/1/27	49,126	$50,535
3.00% 3/1/28	2,121,537	2,183,424
3.50% 12/1/25	427,099	448,059
3.50% 2/1/26	2,068,304	2,169,664
3.50% 11/1/27	343,685	360,776
4.00% 6/1/25	1,713,568	1,813,950
4.00% 11/1/25	5,311,451	5,645,876
4.00% 5/1/27	1,648,949	1,747,471
4.50% 9/1/20	1,742,243	1,847,150
5.00% 9/1/18	174,963	186,072
5.00% 10/1/18	2,109	2,243
5.00% 2/1/19	4,142	4,429
5.00% 5/1/21	22,388	23,960
5.00% 9/1/25	16,796,513	18,099,535
5.50% 1/1/23	12,051	13,111
5.50% 4/1/23	45,375	49,364
6.00% 3/1/18	927,344	972,855
6.00% 8/1/22	38,440	42,126
7.00% 11/1/14	25	25
8.00% 10/1/16	37,342	38,765
Fannie Mae S.F. 15 yr TBA
3.00% 4/1/29	821,000	843,321
Fannie Mae S.F. 20 yr
4.00% 2/1/31	603,533	637,036
5.50% 12/1/29	156,281	172,888
6.00% 9/1/29	606,634	679,688
6.50% 2/1/22	89,171	100,119
Fannie Mae S.F. 30 yr
4.00% 11/1/40	520,140	540,670
4.50% 7/1/36	412,331	439,780
4.50% 11/1/40	1,127,943	1,204,251
4.50% 2/1/41	556,685	594,257
4.50% 3/1/41	1,590,160	1,697,338
4.50% 5/1/41	379,591	406,425
5.00% 4/1/33	405,230	444,425
5.00% 3/1/34	5,727	6,271
5.50% 3/1/35	134,822	149,838
6.00% 9/1/34	426	479
6.00% 11/1/34	1,320	1,468
6.00% 4/1/36	10,070	11,208
6.00% 12/1/36	814,557	914,225
6.00% 2/1/37	176,949	197,291

NQ-022 [3/14] 5/14 (12587)     3

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 8/1/37	489,316	$544,714
6.00% 10/1/38	1,041,686	1,158,338
6.00% 1/1/39	478,865	532,530
6.50% 6/1/29	1,600	1,797
6.50% 1/1/34	2,334	2,620
6.50% 4/1/36	3,891	4,368
6.50% 6/1/36	10,813	12,326
6.50% 10/1/36	9,582	10,800
6.50% 8/1/37	2,079	2,332
7.00% 12/1/34	2,013	2,274
7.00% 12/1/35	1,835	2,064
7.00% 4/1/37	918,892	1,022,479
7.00% 12/1/37	7,133	8,027
7.50% 6/1/31	1,055	1,255
7.50% 11/1/31	10,151	11,533
7.50% 4/1/32	570	650
7.50% 5/1/33	1,331	1,356
7.50% 6/1/34	726	832
8.00% 11/1/21	267	295
8.00% 7/1/23	1,498	1,553
8.00% 5/1/24	68,784	76,252
9.00% 8/1/22	23,894	25,918
9.25% 6/1/16	2,696	2,707
9.25% 8/1/16	12,770	12,824
10.00% 2/1/25	117,544	130,340
11.00% 8/1/20	4,751	4,811
Freddie Mac
6.00% 1/1/17	1,932	1,938
6.50% 3/1/16	158,304	164,165
Freddie Mac ARM
2.265% 10/1/36 •	8,781	9,453
2.349% 4/1/33 •	92,366	93,461
2.357% 2/1/37 •	8,185	8,832
2.375% 2/1/35 •	131,881	139,891
2.464% 4/1/34 •	27,717	29,423
2.495% 7/1/36 •	61,099	65,159
2.537% 1/1/44 •	990,568	1,009,087
2.635% 7/1/38 •	1,907,025	2,026,467
4.975% 8/1/38 •	44,851	46,739
5.829% 6/1/37 •	382,291	403,057
6.239% 10/1/37 •	430,572	454,532

4     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 15 yr
4.00% 8/1/25	500,279	$529,814
4.50% 6/1/26	327,589	350,701
5.00% 6/1/18	1,168	1,238
5.00% 4/1/20	165,565	175,627
5.00% 12/1/22	26,958	28,602
8.00% 7/1/16	12,821	13,220
Freddie Mac S.F. 30 yr
4.50% 10/1/39	1,563,770	1,667,657
4.50% 10/1/43	461,244	494,596
5.50% 6/1/36	65,859	72,651
5.50% 11/1/36	146,708	161,606
5.50% 6/1/38	92,182	101,189
5.50% 3/1/40	370,069	406,231
5.50% 8/1/40	2,994,797	3,287,434
5.50% 1/1/41	392,255	430,585
6.00% 2/1/36	3,239,939	3,633,254
6.00% 8/1/38	4,811,436	5,377,621
7.00% 11/1/33	696	805
8.00% 5/1/31	80,073	91,020
9.00% 9/1/30	80,945	88,537
11.00% 5/1/20	1,997	2,279
11.50% 6/1/15	966	972
11.50% 8/1/15	735	739
11.50% 2/1/16	1,780	1,794
11.50% 3/1/16	3,387	3,420
Freddie Mac S.F. 30 yr TBA
5.50% 5/1/44	3,310,000	3,635,828
GNMA I S.F. 15 yr
6.00% 1/15/22	2,214,132	2,431,448
GNMA I S.F. 30 yr
7.50% 12/15/23	51,170	58,594
7.50% 12/15/31	78,410	92,111
7.50% 1/15/32	1,692	2,062
8.00% 6/15/30	7,616	7,953
9.00% 5/15/16	2,160	2,169
9.00% 8/15/16	434	465
9.00% 9/15/16	1,388	1,414
9.00% 2/15/17	1,657	1,664
9.50% 12/15/16	1,599	1,701
9.50% 8/15/17	624	627
11.00% 10/15/15	17	18
11.00% 11/15/15	1,500	1,508

NQ-022 [3/14] 5/14 (12587)     5

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
GNMA I S.F. 30 yr
11.00% 1/15/16	1,112	$1,133
11.00% 2/15/16	8,479	8,528
11.00% 9/15/16	490	493
11.00% 12/15/17	5,155	5,187
11.00% 4/15/19	4,095	4,121
11.00% 5/15/19	2,138	2,151
11.00% 6/15/19	12,623	12,839
11.00% 8/15/19	5,623	5,946
GNMA II GPM 30 yr
9.75% 12/20/16	4,070	4,090
9.75% 9/20/17	3,685	3,704
GNMA II S.F. 30 yr
9.50% 11/20/20	974	994
9.50% 9/20/21	9,904	11,244
9.50% 10/20/21	26,749	30,447
9.50% 11/20/21	24,750	28,116
10.50% 6/20/20	1,543	1,551
11.00% 9/20/15	5,905	5,982
11.00% 10/20/15	721	733
11.50% 1/20/18	7,370	7,839
11.50% 8/20/18	9,997	10,060
12.00% 2/20/15	155	156
12.00% 4/20/15	766	770
12.00% 5/20/15	200	201
12.00% 7/20/15	144	145
12.00% 8/20/15	1,302	1,310
12.00% 9/20/15	2,446	2,482
12.00% 10/20/15	3,130	3,181
Total Agency Mortgage-Backed Securities (cost $88,819,368)		89,927,245

Collateralized Debt Obligations – 1.74%
Acis CLO 2014-3
Series 2014-3A AX 144A 1.588% 2/1/26 #•	3,500,000	3,500,000
Avenue CLO II
Series 2005-2A A1L 144A 0.496% 10/30/17 #•	2,195,188	2,191,632
Blue Hill CLO
Series 2013-1A X 144A 1.287% 1/15/17 #•	3,750,000	3,750,000
CIFC Funding 2013-IV
Series 2013-4A X 144A 1.234% 11/27/24 #•	4,000,000	4,000,000
Duane Street CLO I
Series 2005-1A B 144A 0.687% 11/8/17 #•	1,397,131	1,392,101

6     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Collateralized Debt Obligations (continued)
GSC Partners Fund VII
Series 2006-7A B 144A 0.785% 5/25/20 #•	1,614,692	$1,609,202
KKR Financial
Series 2005-1A A1 144A 0.509% 4/26/17 #•	1,975,768	1,971,916
Northwoods Capital
Series 2013-10A X 144A 1.237% 11/4/16 #•	735,150	735,150
Sound Point CLO
Series 2013-3A X 144A 1.282% 1/21/26 #•	5,000,000	5,000,000
Total Collateralized Debt Obligations (cost $24,133,733)		24,150,001

Commercial Mortgage-Backed Securities – 0.82%
Bank of America Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	168,775	168,665
Commercial Mortgage Trust
Series 2005-C6 A5A 5.116% 6/10/44 •	986,368	1,029,326
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.466% 2/15/39 •	50,801	51,677
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,360,000	1,517,844
FREMF Mortgage Trust
Series 2012-K708 B 144A 3.759% 2/25/45 #•	2,010,000	2,052,606
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38 •	1,940,869	1,944,968
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 •	1,160,000	1,238,873
Merrill Lynch Mortgage Trust 2004-BPC1
Series 2004-BPC1 A5 4.855% 10/12/41 •	2,806,960	2,832,380
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.208% 11/14/42 •	500,000	523,380
Total Commercial Mortgage-Backed Securities (cost $11,137,879)		11,359,719

Convertible Bonds – 1.18%
Chesapeake Energy 2.25% exercise price $85.40,
expiration date 12/14/38	1,000,000	942,500
Leap Wireless International 4.50% exercise price $93.21,
expiration date 7/10/14	15,261,000	15,451,763
Total Convertible Bonds (cost $16,443,909)		16,394,263

Corporate Bonds – 42.85%
Banking - 8.90%
Banco Daycoval 144A 5.75% 3/19/19 #	500,000	506,250
Banco Nacional de Costa Rica 144A 4.875% 11/1/18 #	500,000	505,625
Bank Nederlandse Gemeenten 144A 1.75% 10/6/15 #	2,000	2,041

NQ-022 [3/14] 5/14 (12587)     7

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Bank of America
2.65% 4/1/19	1,395,000	$1,401,078
4.00% 4/1/24	3,660,000	3,663,166
Bank of Georgia 144A 7.75% 7/5/17 #	500,000	533,125
Bank of Montreal 2.375% 1/25/19	4,580,000	4,606,624
BB&T 5.20% 12/23/15	6,410,000	6,872,443
BBVA International Preferred SAU 5.919% 4/29/49 •	500,000	500,000
BBVA U.S. Senior 4.664% 10/9/15	2,005,000	2,106,429
Branch Banking & Trust
0.553% 9/13/16 •	9,975,000	9,922,172
2.85% 4/1/21	870,000	859,119
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.25% 1/14/19	5,690,000	5,680,555
HBOS 144A 6.75% 5/21/18 #	500,000	567,505
HBOS Capital Funding 144A 6.071% 6/29/49 #•	24,165,000	24,286,085
JPMorgan Chase
3.875% 2/1/24	4,000,000	4,044,092
6.75% 1/29/49 •	1,870,000	1,977,525
7.90% 4/29/49 •	1,000,000	1,135,000
JPMorgan Chase Bank 0.563% 6/13/16 •	1,750,000	1,741,980
Morgan Stanley
4.10% 5/22/23	4,950,000	4,909,073
5.00% 11/24/25	1,185,000	1,221,958
Northern Trust 3.95% 10/30/25	1,135,000	1,144,500
PNC Bank 2.20% 1/28/19	6,860,000	6,845,409
PNC Preferred Funding Trust II 144A 1.456% 3/31/49 #•	1,500,000	1,440,000
RBS Capital Trust I 2.099% 12/29/49 •	1,000,000	975,000
Santander Holdings USA 4.625% 4/19/16	2,090,000	2,230,598
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,569,988
SunTrust Bank
0.526% 8/24/15 •	1,310,000	1,306,722
2.35% 11/1/18	3,850,000	3,855,532
Swedbank 144A 2.375% 2/27/19 #	2,000,000	1,993,790
Turkiye Is Bankasi 144A 3.75% 10/10/18 #	500,000	470,500
Union Bank 2.625% 9/26/18	3,460,000	3,529,138
USB Capital IX 3.50% 10/29/49 •	6,960,000	5,881,200
USB Realty 144A 1.386% 12/29/49 #•	400,000	372,000
Wells Fargo 2.15% 1/15/19	6,580,000	6,572,025
Yapi ve Kredi Bankasi 144A 5.25% 12/3/18 #	500,000	497,500
Zions Bancorp
4.50% 3/27/17	2,325,000	2,483,877

8     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Zions Bancorp
4.50% 6/13/23	1,680,000	$1,679,976
7.75% 9/23/14	685,000	706,153
		123,595,753
Basic Industry - 2.36%
Arch Coal 144A 8.00% 1/15/19 #	1,000,000	1,002,500
Barrick Gold 4.10% 5/1/23	2,215,000	2,105,143
CF Industries 6.875% 5/1/18	7,410,000	8,644,639
Georgia-Pacific 144A 5.40% 11/1/20 #	5,750,000	6,456,232
HD Supply 11.50% 7/15/20	1,000,000	1,192,500
Headwaters 144A 7.25% 1/15/19 #	750,000	785,625
Imperial Metals 144A 7.00% 3/15/19 #	1,000,000	1,023,750
INEOS Group Holdings 144A 5.875% 2/15/19 #	500,000	511,875
International Paper
5.25% 4/1/16	550,000	593,257
7.50% 8/15/21	3,000,000	3,779,931
MMC Finance 4.375% 4/30/18	500,000	492,500
Perstorp Holding 144A 8.75% 5/15/17 #	1,000,000	1,075,000
Plains Exploration & Production 6.50% 11/15/20	705,000	779,906
Rock-Tenn
3.50% 3/1/20	1,190,000	1,208,646
4.45% 3/1/19	945,000	1,013,524
Vedanta Resources 144A 6.00% 1/31/19 #	500,000	502,500
Westmoreland Escrow 144A 10.75% 2/1/18 #	1,000,000	1,095,000
Wise Metals Group 144A 8.75% 12/15/18 #	500,000	538,750
		32,801,278
Brokerage - 0.53%
Jefferies Group
5.125% 1/20/23	2,415,000	2,542,703
5.875% 6/8/14	2,805,000	2,833,061
Lazard Group 6.85% 6/15/17	1,762,000	2,004,740
		7,380,504
Capital Goods - 1.56%
Beverage Packaging Holdings Luxembourg II 144A
6.00% 6/15/17 #	200,000	207,500
Cemex Espana Luxembourg 144A 9.25% 5/12/20 #	500,000	551,250
Crane 2.75% 12/15/18	1,805,000	1,812,370
Ingersoll-Rand Global Holding 144A 2.875% 1/15/19 #	4,630,000	4,621,360
John Deere Capital 1.70% 1/15/20	14,000,000	13,424,726
Metalloinvest Finance 144A 6.50% 7/21/16 #	500,000	513,125
OAS Investments 144A 8.25% 10/19/19 #	500,000	503,750
		21,634,081

NQ-022 [3/14] 5/14 (12587)     9

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications - 3.52%
American Tower Trust I 144A 1.551% 3/15/43 #	3,775,000	$3,692,637
CC Holdings GS V 3.849% 4/15/23	3,000,000	2,923,818
Crown Castle Towers 144A 3.214% 8/15/15 #	2,790,000	2,841,124
Digicel Group 144A 8.25% 9/30/20 #	1,500,000	1,608,750
Interpublic Group 2.25% 11/15/17	1,600,000	1,616,453
Millicom International Cellular 144A 6.625% 10/15/21 #	500,000	531,250
Myriad International Holdings 144A 6.375% 7/28/17 #	500,000	556,250
SBA Tower Trust 144A 2.24% 4/16/18 #	1,995,000	1,961,047
SES 144A 3.60% 4/4/23 #	3,716,000	3,611,450
SES Global Americas Holdings 144A 2.50% 3/25/19 #	1,695,000	1,686,617
TBG Global PTE 144A 4.625% 4/3/18 #	500,000	495,625
Telefonica Emisiones 4.57% 4/27/23	1,100,000	1,127,526
Telemar Norte Leste 144A 5.50% 10/23/20 #	500,000	497,500
Time Warner Cable
5.85% 5/1/17	6,300,000	7,087,966
7.50% 4/1/14	2,705,000	2,705,000
Verizon Communications
4.15% 3/15/24	1,345,000	1,369,223
4.50% 9/15/20	3,165,000	3,442,162
5.15% 9/15/23	4,530,000	4,966,629
Vimpelcom Holdings 144A 6.255% 3/1/17 #	500,000	508,750
Virgin Media Secured Finance 6.50% 1/15/18	5,500,000	5,706,250
		48,936,027
Consumer Cyclical - 5.43%
CVS Caremark 2.25% 12/5/18	8,960,000	8,976,863
Daimler Finance North America 144A 1.875% 1/11/18 #	7,370,000	7,345,509
Ford Motor Credit
3.00% 6/12/17	1,000,000	1,039,449
4.25% 2/3/17	1,800,000	1,933,979
5.00% 5/15/18	5,055,000	5,584,577
Gajah Tunggal Tbk PT 144A 7.75% 2/6/18 #	500,000	511,875
General Motors 144A 3.50% 10/2/18 #	1,665,000	1,704,544
Home Depot 2.25% 9/10/18	6,675,000	6,756,368
Host Hotels & Resorts 3.75% 10/15/23	1,365,000	1,324,513
Hyundai Capital America
144A 2.125% 10/2/17 #	255,000	257,072
144A 2.55% 2/6/19 #	1,000,000	1,000,594
144A 4.00% 6/8/17 #	2,170,000	2,315,232
International Game Technology 5.35% 10/15/23	3,110,000	3,330,965
Marriott International 3.375% 10/15/20	1,460,000	1,473,924
NPC International 10.50% 1/15/20	1,000,000	1,147,500
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	500,000	528,750

10     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
QVC
144A 3.125% 4/1/19 #	1,150,000	$1,144,107
144A 4.85% 4/1/24 #	1,305,000	1,324,640
Rite Aid 9.25% 3/15/20	1,000,000	1,143,750
Toyota Motor Credit 2.00% 10/24/18	5,055,000	5,051,355
Viacom 2.50% 9/1/18	5,560,000	5,628,177
Walgreen 1.80% 9/15/17	10,185,000	10,262,019
Wyndham Worldwide 2.95% 3/1/17	5,570,000	5,683,322
		75,469,084
Consumer Non-Cyclical - 4.97%
Anheuser-Busch Inbev Finance 2.15% 2/1/19	8,000,000	8,001,160
Boston Scientific 2.65% 10/1/18	2,390,000	2,410,578
CareFusion 6.375% 8/1/19	2,855,000	3,263,085
Celgene 2.30% 8/15/18	5,810,000	5,820,377
Coca-Cola Icecek 144A 4.75% 10/1/18 #	500,000	517,275
Dr. Pepper Snapple Group 2.00% 1/15/20	6,060,000	5,766,272
Grupo Bimbo Sab De CV 144A 4.875% 6/30/20 #	500,000	539,418
Ingredion 1.80% 9/25/17	3,545,000	3,479,797
JBS 144A 10.50% 8/4/16 #	1,000,000	1,131,250
JBS Finance II 144A 8.25% 1/29/18 #	500,000	540,000
Kraft Foods Group 2.25% 6/5/17	6,985,000	7,165,492
Kroger 3.30% 1/15/21	2,490,000	2,491,467
Marfrig Holding Europe 144A 8.375% 5/9/18 #	500,000	501,500
Mattel 1.70% 3/15/18	5,010,000	4,938,798
Mckesson 2.284% 3/15/19	6,685,000	6,637,664
Molson Coors Brewing 2.00% 5/1/17	6,345,000	6,414,421
Pernod-Ricard 144A 5.75% 4/7/21 #	1,060,000	1,205,066
Quest Diagnostics 2.70% 4/1/19	2,000,000	1,999,366
Thermo Fisher Scientific 2.40% 2/1/19	6,305,000	6,285,751
		69,108,737
Electric - 3.64%
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,645,203
Commonwealth Edison 2.15% 1/15/19	1,550,000	1,544,621
Electricite de France
144A 2.15% 1/22/19 #	5,410,000	5,388,722
144A 5.25% 1/29/49 #•	280,000	281,120
Israel Electric 144A 5.625% 6/21/18 #	500,000	530,000
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	4,947,728
MidAmerican Energy Holdings 144A 2.00% 11/15/18 #	5,510,000	5,436,375
National Rural Utilities Cooperative Finance 2.15% 2/1/19	6,030,000	6,014,388
NextEra Energy Capital Holdings 2.70% 9/15/19	6,980,000	6,960,086
NV Energy 6.25% 11/15/20	2,960,000	3,460,447

NQ-022 [3/14] 5/14 (12587)     11

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
PPL Capital Funding 1.90% 6/1/18	3,810,000	$3,751,817
Southern 2.45% 9/1/18	9,405,000	9,548,266
		50,508,773
Energy - 2.64%
Anton Oilfield Services Group 144A 7.50% 11/6/18 #	500,000	523,750
Continental Resources 4.50% 4/15/23	3,640,000	3,776,675
EOG Resources 2.45% 4/1/20	2,580,000	2,573,333
KazMunayGas National 144A 9.125% 7/2/18 #	500,000	601,875
Lukoil International Finance 144A 3.416% 4/24/18 #	500,000	487,625
Nostrum Oil & Gas Finance 144A 6.375% 2/14/19 #	500,000	512,500
Ocean Rig UDW 144A 7.25% 4/1/19 #	1,000,000	1,001,250
Odebrecht Drilling Norbe VIII 144A 6.35% 6/30/21 #	450,000	469,125
ONGC Videsh 2.50% 5/7/18	500,000	482,480
Pacific Rubiales Energy 144A 5.375% 1/26/19 #	500,000	520,000
Petrobras Global Finance
3.00% 1/15/19	750,000	710,669
3.113% 3/17/20 •	500,000	500,750
Petrohawk Energy 7.25% 8/15/18	9,605,000	10,214,917
Petroleos de Venezuela 8.50% 11/2/17	500,000	420,000
Petroleos Mexicanos 144A 3.125% 1/23/19 #	1,805,000	1,852,833
Plains Exploration & Production 6.875% 2/15/23	1,000,000	1,117,500
Shell International Finance BV 2.00% 11/15/18	9,800,000	9,840,219
Ultra Petroleum 144A 5.75% 12/15/18 #	500,000	526,250
YPF 144A 8.875% 12/19/18 #	500,000	524,375
		36,656,126
Finance Companies - 1.05%
General Electric Capital
144A 3.80% 6/18/19 #	2,235,000	2,369,659
4.375% 9/16/20	5,800,000	6,308,457
6.00% 8/7/19	3,620,000	4,254,687
7.125% 12/29/49 •	1,500,000	1,712,707
		14,645,510
Financial Services - 0.38%
Ares Capital 4.875% 11/30/18	1,000,000	1,033,934
International Lease Finance 8.75% 3/15/17	3,596,000	4,234,290
		5,268,224
Healthcare - 0.26%
Immucor 11.125% 8/15/19	1,000,000	1,135,000
Kinetic Concepts 10.50% 11/1/18	500,000	576,875
Tenet Healthcare 144A 5.00% 3/1/19 #	1,000,000	1,001,250
Valeant Pharmaceuticals International 144A
7.50% 7/15/21 #	750,000	847,500
		3,560,625

12     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Industrial - 0.53%
URS 3.85% 4/1/17	7,140,000	7,394,705
		7,394,705
Insurance - 1.42%
American International Group
6.40% 12/15/20	2,585,000	3,084,176
8.25% 8/15/18	505,000	632,442
Chubb 6.375% 3/29/67 •	3,030,000	3,378,450
Metlife 1.756% 12/15/17	5,105,000	5,153,079
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	5,265,000	5,209,665
Pricoa Global Funding I 144A 1.60% 5/29/18 #	1,050,000	1,024,018
Prudential Financial 5.625% 6/15/43 •	1,200,000	1,230,000
		19,711,830
Media - 0.16%
Univision Communications 144A 8.50% 5/15/21 #	1,000,000	1,112,500
WideOpenwest Finance 144A 10.25% 7/15/19 #	1,000,000	1,140,000
		2,252,500
Natural Gas - 1.50%
El Paso Pipeline Partners Operating 6.50% 4/1/20	3,240,000	3,724,675
Energy Transfer Partners 8.50% 4/15/14	229,000	229,600
Sempra Energy 2.30% 4/1/17	5,490,000	5,617,505
Sunoco Logistics Partners Operations
3.45% 1/15/23	1,870,000	1,781,104
4.25% 4/1/24	385,000	384,130
Williams Partners 7.25% 2/1/17	7,945,000	9,151,416
		20,888,430
Services - 0.23%
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #	1,000,000	1,097,500
BlueLine Rental Finance 144A 7.00% 2/1/19 #	1,000,000	1,060,000
Kenan Advantage Group 144A 8.375% 12/15/18 #	1,000,000	1,055,000
		3,212,500
Technology - 2.25%
Baidu 3.25% 8/6/18	500,000	511,784
Broadridge Financial Solutions 3.95% 9/1/20	1,450,000	1,475,334
Corning 1.45% 11/15/17	3,800,000	3,726,903
EMC 2.65% 6/1/20	5,365,000	5,347,794
National Semiconductor 6.60% 6/15/17	3,325,000	3,865,968
NetApp
2.00% 12/15/17	2,700,000	2,730,467
3.25% 12/15/22	400,000	373,936

NQ-022 [3/14] 5/14 (12587)     13

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
Seagate HDD Cayman
144A 3.75% 11/15/18 #	600,000	$619,500
144A 4.75% 6/1/23 #	1,190,000	1,181,075
Total System Services
2.375% 6/1/18	270,000	266,495
3.75% 6/1/23	725,000	689,782
Xerox
1.056% 5/16/14 •	2,260,000	2,261,867
5.625% 12/15/19	3,300,000	3,743,840
6.35% 5/15/18	3,890,000	4,499,260
		31,294,005
Technology & Electronics - 0.18%
Advanced Micro Devices 144A 6.75% 3/1/19 #	500,000	503,125
Freescale Semiconductor 10.75% 8/1/20	1,000,000	1,165,000
Igate 144A 4.75% 4/15/19 #	750,000	756,563
		2,424,688
Telecommunications - 0.18%
Telecom Italia Capital 7.175% 6/18/19	750,000	863,438
Vimpel Communications Via VIP Finance Ireland Ojsc 144A
6.493% 2/2/16 #	500,000	516,250
Zayo Group 10.125% 7/1/20	1,000,000	1,163,750
		2,543,438
Transportation - 1.03%
DP World Sukuk 144A 6.25% 7/2/17 #	500,000	555,650
ERAC USA Finance 144A 2.80% 11/1/18 #	3,355,000	3,419,174
Norfolk Southern 3.85% 1/15/24	1,450,000	1,475,484
Penske Truck Leasing 144A 3.75% 5/11/17 #	2,700,000	2,868,070
Union Pacific 2.25% 2/15/19	3,260,000	3,263,416
United Parcel Service 5.125% 4/1/19	2,340,000	2,655,359
		14,237,153
Utility - 0.13%
Calpine 144A 7.875% 1/15/23 #	666,000	749,250
EDP Finance 144A 4.90% 10/1/19 #	1,000,000	1,047,500
		1,796,750
Total Corporate Bonds (cost $590,503,740)		595,320,721

Municipal Bond – 0.30%
Railsplitter Tobacco Settlement Authority, Illinois Revenue
5.00% 6/1/15	3,995,000	4,191,874
Total Municipal Bond (cost $4,057,174)		4,191,874

14     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities – 38.08%
AEP Texas Central Transition Funding III
Series 2012-1 A2 1.976% 6/1/21	570,000	$564,090
Ally Master Owner Trust
Series 2012-3 A1 0.855% 7/15/17 •	9,000,000	9,038,457
Series 2013-2 A 0.605% 4/15/18 •	5,050,000	5,060,408
Series 2014-2 A 0.526% 1/16/18 •	4,000,000	4,000,000
American Express Credit Account Master Trust
Series 2008-6 A 1.355% 2/15/18 •	2,500,000	2,534,930
Series 2011-1 B 0.855% 4/17/17 •	3,750,000	3,757,410
Series 2013-1 A 0.575% 2/16/21 •	17,185,000	17,259,961
ARI Fleet Lease Trust
Series 2012-A A 144A 0.705% 3/15/20 #•	2,937,711	2,942,961
Series 2012-B A 144A 0.455% 1/15/21 #•	8,013,311	8,004,224
Bank of America Credit Card Trust
Series 2007-A4 A4 0.195% 11/15/19 •	6,495,000	6,427,790
BMW Floorplan Master Owner Trust
Series 2012-1A A 144A 0.555% 9/15/17 #•	10,300,000	10,327,934
Cabela’s Master Credit Card Trust
Series 2010-2A A2 144A 0.855% 9/17/18 #•	9,630,000	9,689,677
Series 2012-1A A2 144A 0.685% 2/18/20 #•	4,600,000	4,635,719
Series 2012-2A A2 144A 0.635% 6/15/20 #•	6,000,000	6,038,784
Series 2014-1 A 0.504% 3/16/20 •	6,700,000	6,700,556
California Republic Auto Receivables Trust 2013-2
Series 2013-2 A2 1.23% 3/15/19	2,530,000	2,535,169
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.205% 11/15/19 •	14,085,000	13,992,490
Series 2007-A2 A2 0.235% 12/16/19 •	5,000,000	4,970,590
Series 2007-A7 A7 5.75% 7/15/20	855,000	976,356
Series 2013-A2 A2 0.335% 2/15/19 •	7,500,000	7,499,100
Series 2013-A3 A3 0.96% 9/16/19	3,335,000	3,322,574
Chase Issuance Trust
Series 2007-B1 B1 0.405% 4/15/19 •	2,000,000	1,983,342
Series 2012-A2 A2 0.425% 5/15/19 •	12,000,000	12,007,860
Series 2012-A6 A 0.285% 8/15/17 •	8,000,000	7,998,432
Series 2012-A9 A9 0.305% 10/16/17 •	11,500,000	11,502,507
Series 2012-A10 A10 0.415% 12/16/19 •	6,041,000	6,035,901
Series 2013-A3 A3 0.435% 4/15/20 •	15,000,000	14,951,295
Series 2013-A9 A 0.575% 11/16/20 •	8,900,000	8,916,501
Chesapeake Funding
Series 2012-1A A 144A 0.906% 11/7/23 #•	4,987,398	5,006,276
Series 2012-2A A 144A 0.606% 5/7/24 #•	8,993,288	9,006,868
Series 2014-1A A 144A 0.576% 3/7/26 #•	12,000,000	12,004,560

NQ-022 [3/14] 5/14 (12587)     15

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.435% 5/26/20 •	8,995,000	$8,989,864
Series 2014-A2 A2 1.02% 2/22/19	7,000,000	6,964,517
Citibank Omni Master Trust
Series 2009-A14A A14 144A 2.905% 8/15/18 #•	5,780,000	5,836,263
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	260,785	268,180
Discover Card Execution Note Trust
Series 2011-A4 A4 0.505% 5/15/19 •	7,810,000	7,841,092
Series 2012-A4 A4 0.525% 5/15/19 •	13,755,000	13,823,472
Series 2012-A5 A5 0.355% 1/16/18 •	4,000,000	4,002,612
Series 2013-A1 A1 0.455% 8/17/20 •	9,300,000	9,304,352
Series 2013-A3 A3 0.335% 10/15/18 •	5,000,000	4,998,225
Series 2013-A5 A5 1.04% 4/15/19	5,000,000	5,005,315
Series 2013-A6 A6 0.605% 4/15/21 •	1,290,000	1,295,493
Series 2014-A1 A1 0.585% 7/15/21 •	4,465,000	4,475,823
Enterprise Fleet Financing
Series 2013-2 A2 144A 1.06% 3/20/19 #	4,000,000	4,012,776
Series 2014-1 A2 144A 0.87% 9/20/19 #	2,500,000	2,497,890
Ford Credit Floorplan Master Owner Trust
Series 2013-1 A2 0.535% 1/15/18 •	8,500,000	8,511,084
Series 2013-3 A2 0.455% 6/15/17 •	5,000,000	5,002,015
Series 2014-1 A2 0.555% 2/15/19 •	2,590,000	2,590,360
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.907% 4/22/19 •	24,865,000	25,110,144
Series 2012-4 A 0.597% 10/20/17 •	9,125,000	9,147,238
Series 2013-1 A 0.557% 4/20/18 •	15,090,000	15,130,668
GE Equipment Transportation
Series 2013-1 A3 0.69% 11/25/16	5,825,000	5,828,344
Golden Credit Card Trust
Series 2012-3A A 144A 0.605% 7/17/17 #•	17,580,000	17,616,285
Series 2012-5A A 144A 0.79% 9/15/17 #	1,050,000	1,051,505
Series 2013-1A A 144A 0.405% 2/15/18 #•	9,000,000	9,003,420
Series 2013-2A A 144A 0.585% 9/15/18 #•	7,000,000	7,022,589
Series 2014-2A A 144A 0.685% 3/15/21 #•	6,000,000	5,999,999
Gracechurch Card Funding
Series 2012-1A A1 144A 0.855% 2/15/17 #•	14,615,000	14,679,335
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	2,000,000	1,995,724
Hertz Fleet Lease Funding
Series 2014-1 A 144A 0.572% 4/10/28 #•	8,000,000	8,000,000
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	1,310,000	1,308,140

16     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
M&T Bank Auto Receivables Trust
Series 2013-1A A3 144A 1.06% 11/15/17 #	8,000,000	$8,056,016
Master Credit Card Trust II
Series 2012-2A A 144A 0.78% 4/21/17 #	3,500,000	3,504,998
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #•	67,053	67,184
Mercedes-Benz Master Owner Trust
Series 2012-BA A 144A 0.425% 11/15/16 #•	7,345,000	7,347,350
Motor
Series 2013-1A A1 144A 0.654% 2/25/21 #•	6,790,000	6,798,236
Navistar Financial Dealer Note Master Trust
Series 2013-2 A 144A 0.834% 9/25/18 #•	3,000,000	3,010,359
Navistar Financial Owner Trust
Series 2012-A A2 144A 0.85% 3/18/15 #	132,877	132,907
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	2,675,000	2,678,796
Nissan Master Owner Trust Receivables
Series 2012-A A 0.625% 5/15/17 •	5,000,000	5,014,090
Series 2013-A A 0.455% 2/15/18 •	7,420,000	7,427,049
PFS Financing
Series 2013-AA A 144A 0.705% 2/15/18 #•	9,300,000	9,305,282
Series 2014-AA A 144A 0.755% 2/15/19 #•	8,000,000	8,007,584
Trade MAPS 1
Series 2013-1A A 144A 0.854% 12/10/18 #•	4,000,000	4,012,480
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.555% 10/15/15 #•	3,700,000	3,742,203
Volkswagen Auto Lease Trust 2014-A
Series 2014-A A2B 0.367% 10/20/16 •	8,400,000	8,400,412
Volkswagen Credit Auto Master Owner Trust
Series 2011-1A Note 144A 0.837% 9/20/16 #•	14,500,000	14,578,242
Total Non-Agency Asset-Backed Securities
(cost $528,193,317)		529,088,634

Non-Agency Collateralized Mortgage Obligations – 0.19%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 •	78,426	80,243
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	94,420	97,646
Series 2005-6 7A1 5.50% 7/25/20	78,572	80,174
Bank of America Mortgage Securities
Series 2002-K 2A1 2.559% 10/20/32 •	3,491	3,519
Connecticut Avenue Securities
Series 2013-C01 M1 2.154% 10/25/23 •	1,809,914	1,843,561

NQ-022 [3/14] 5/14 (12587)     17

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.70% 5/19/27 #•		102,193	$103,656
JPMorgan Mortgage Trust
Series 2006-A2 3A3 5.108% 4/25/36 •		273,646	249,869
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 2.692% 12/25/34 •		18,627	18,938
Series 2006-AR5 2A1 2.615% 4/25/36 •		215,362	207,989
Total Non-Agency Collateralized Mortgage Obligations (cost $2,526,804)			2,685,595

Senior Secured Loans – 0.68%«
Avast Software 1st Lien 5.00% 3/20/20		500,000	499,167
Azure Midstream Tranche B 6.50% 11/15/18		493,750	503,316
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		500,000	513,229
Clear Channel Communications Tranche B 3.88% 1/29/16		500,000	494,574
Fieldwood Energy 8.375% 9/30/20		246,305	256,839
First Data Corp Tranche B 1st Lien 4.23% 3/24/21		350,000	351,130
Great Wolf Resorts 1st Lien 4.50% 8/6/20		497,494	499,981
Hostess Brands 1st Lien 6.75% 3/20/20		750,000	780,938
Ikaria 5.00% 2/12/21		500,000	504,563
Immucor Tranche B2 5.00% 8/17/18		746,597	751,263
KIK Custom Products 1st Lien 5.50% 4/29/19		500,000	500,000
LTS Buyer 2nd Lien 8.00% 4/1/21		316,250	322,312
Nuveen Investments 2nd Lien 6.50% 2/28/19		750,000	753,469
Otter Products Tranche B 5.25% 5/17/19		731,013	731,622
Rite Aid 2nd Lien 5.75% 8/21/20		750,000	768,938
Samson Investment 2nd Lien 5.00% 9/25/18		500,000	505,188
Sungard Availability Services Capital Tranche B 1st Lien
6.00% 3/31/19		500,000	502,032
Univision Communications Tranche C4 4.00% 3/1/20		248,748	248,982
Total Senior Secured Loans (cost $9,420,288)			9,487,543

Sovereign Bonds – 0.31%Δ
Brazil – 0.03%
Republic of Brazil 2.875% 4/1/21	EUR	360,000	494,218
			494,218
Gabon – 0.04%
Gabonese Republic 144A 8.20% 12/12/17 #		450,000	515,250
			515,250
Hungary – 0.09%
Hungary Government International Bond 4.00% 3/25/19		1,244,000	1,238,402
			1,238,402

18     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

	Principal amount°	Value (U.S. $)
Sovereign BondsΔ (continued)
Indonesia – 0.04%
Perusahaan Penerbit Indonesia 144A 6.125% 3/15/19 #	500,000	$548,750
		548,750
Slovenia – 0.04%
Slovenia Government International Bond 144A
4.75% 5/10/18 #	500,000	536,260
		536,260
Sri Lanka – 0.04%
Sri Lanka Government International Bond 144A
6.00% 1/14/19 #	500,000	524,375
		524,375
Ukraine – 0.03%
Ukraine Government International Bond 144A
6.25% 6/17/16 #	500,000	477,500
		477,500
Total Sovereign Bonds (cost $4,322,037)		4,334,755

Supranational Banks – 0.07%«
African Export-Import Bank 3.875% 6/4/18	500,000	504,375
Eurasian Development Bank 144A 5.00% 9/26/20 #	500,000	498,800
Total Supranational Banks (cost $998,250)		1,003,175

U.S. Treasury Obligation – 0.05%
U.S. Treasury Note/Bond
1.625% 3/31/19	615,000	611,901
Total U.S. Treasury Obligation (cost $612,309)		611,901

Short-Term Investments – 3.05%
U.S. Treasury Obligations – 3.05%≠
U.S. Treasury Bills
0.061% 4/24/14	36,749,560	36,748,935
0.093% 11/13/14	5,657,650	5,655,432
Total Short-Term Investments (cost $42,403,025)		42,404,367

Total Value of Securities – 98.34%
(cost $1,358,930,254)		1,366,411,626
Receivables and Other Assets Net of Liabilities – 1.66%		23,090,403
Net Assets – 100.00%		$1,389,502,029

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2014, the aggregate value of Rule 144A securities was $386,648,319, which represents 27.83% of the Fund’s net assets. See Note 5 in “Notes.”

NQ-022 [3/14] 5/14 (12587)     19

Schedule of investments
Delaware Limited-Term Diversified Income Fund (Unaudited)

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•	Variable rate security. The rate shown is the rate as of March 31, 2014. Interest rates reset periodically.
Δ	Securities have been classified by country of origin.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2014.

The following futures contracts were outstanding at March 31, 2014:1

Futures Contracts

	Notional			Unrealized
	Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
(458) U.S. Treasury 10 yr Note	$(56,418,579)	$(56,563,000)	7/1/14	$(144,421)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
ARM – Adjustable Rate Mortgage
CLO – Collateralized Loan Obligation
EUR – European Monetary Unit
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

20     NQ-022 [3/14] 5/14 (12587)

Notes
Delaware Limited-Term Diversified Income Fund	March 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

NQ-022 [3/14] 5/14 (12587)     21

(Unaudited)

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2014, the Fund held no investments in repurchase agreements.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

22     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At March 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

	Aggregate	Aggregate
Cost of	Unrealized	Unrealized	Net Unrealized
Investments	Appreciation	Depreciation	Appreciation
$1,359,003,297	$13,685,462	$(6,277,133)	$7,408,329

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$22,459,530	$3,138,469

NQ-022 [3/14] 5/14 (12587)     23

(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an incomebased valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2014:

	Level 1	Level 2	Total
Agency, Asset Backed & Mortgage Backed Securities	$—	$692,663,027	$692,663,027
Corporate Debt	—	611,714,984	611,714,984
Foreign Debt	—	5,337,930	5,337,930
Senior Secured Loans	—	9,487,543	9,487,543
Municipal Bonds	—	4,191,874	4,191,874
Short-Term Investments	—	42,404,367	42,404,367
U.S. Treasury Obligation	—	611,901	611,901
Total	$—	$1,366,411,626	$1,366,411,626
Futures Contracts	$(144,421)	$—	$(144,421)

24     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

During the period ended March 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At March 31, 2014, there were no Level 3 investments.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

NQ-022 [3/14] 5/14 (12587)     25

(Unaudited)

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended March 31, 2014, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by trading these instruments through a central counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

26     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

NQ-022 [3/14] 5/14 (12587)     27

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the period ended March 31, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S & P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

28     NQ-022 [3/14] 5/14 (12587)

(Unaudited)

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2014, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified in the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

NQ-022 [3/14] 5/14 (12587)     29

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: